ANGEL OAK MULTI-STRATEGY INCOME FUND
a series of Angel Oak Funds Trust

July 15, 2016

Supplement to the
 Prospectus dated May 31, 2016

At a recent meeting of the Board of Trustees (“Board”) of Angel Oak Funds Trust (the “Trust”), the Board approved a fee waiver agreement relating to the Fund’s investment strategy to invest in other affiliated investment companies.

The following new paragraph is added following the third paragraph in the section entitled “Management of the Funds” on page 35 of the Fund’s Prospectus:

In addition, the Adviser has contractually agreed through July 15, 2017 to waive the amount of the Multi-Strategy Income Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in an underlying fund for which the Adviser also serves as investment adviser.  This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

Please retain this Supplement with your Prospectus for future reference.